EXHIBIT 10.29

Confidential Treatment Requested by
American Superconductor Corporation

Amendment No. 1
to Supply Contract Number PPC1687-072015

This amendment number 1 (“Amendment No. 1”) to Contract Number PPC1687-072015 dated 16th December 2015 (the “Contract”) is effective as of 8th November 2017 (“Effective Date”) between Inox Wind Ltd., having its head office at Plot No. 17, Sector 16-A, Noida 201301 (U.P) India (“Buyer”) and American Superconductor Corporation, having its head office at 64 Jackson Road, Devens, MA 01434, USA (“Seller”), hereinafter collectively referred to as the “Parties” or individually as a “Party”.

WHEREAS, Seller and Buyer executed a supply contract dated 16th December 2015 for the supply of Electric Control Systems (ECS) of WT2000DF Wind Turbine by Seller to Buyer; and

WHEREAS, the parties hereto agree to amend the Contract as follow:

NOW, THEREFORE, in consideration of the terms and covenants set forth in this Amendment No. 1 and in the Contract, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged by the Parties, the Parties hereby agree as follows:

1.	The table in Section 1.2 is hereby deleted in its entirety and replaced with the following:

ID/Version				Technical Description
ECS-000002	GL2003	[**]	93m Rotor	Annex 2
ECS-000003	GL2003	[**]	93m Rotor	Annex 3
ECS-000006	GL2010	[**]	93/100/113m Rotor	Annex 6a
ECS-000007	GL2010	[**]	93/100/113m Rotor	Annex 7a

2.	The table in Section 1.3 is hereby deleted in its entirety and replaced with the following:

ID/Version				Price
ECS-000002	GL2003	[**]	93m Rotor	[**]
ECS-000003	GL2003	[**]	93m Rotor	[**]
ECS-000006	GL2010	[**]	93/100/113m Rotor	[**]
ECS-000007	GL2010	[**]	93/100/113m Rotor	[**]

3.
Annex 4 of the Contract is hereby deleted in its entirety and replaced with Annex 6a. The Hub Cabinets #HCA000 listed on rows 1a and 1b of Section 1.7 of Annex 6a and the Pitch Motors listed on rows 2a and 2b of Section 1.7 of Annex 6a can be supplied in either combination of “1a and 2a” or “1b and 2b”. The Seller shall decide which combination will be delivered.

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

4.
Annex 5 of the Contract is hereby deleted in its entirety and replaced with Annex 7a. The Hub Cabinets #HCA000 listed on rows 1a and 1b of Section 1.8 of Annex 7a and the Pitch Motors listed on rows 2a and 2b of Section 1.8 of Annex 7a can be supplied in either combination of “1a and 2a” or “1b and 2b”. The Seller shall decide which combination will be delivered.

5.
Annex 6 of the Contract is hereby deleted in its entirety and replaced with Annex 6a. The Hub Cabinets #HCA000 listed on rows 1a and 1b of Section 1.7 of Annex 6a and the Pitch Motors listed on rows 2a and 2b of Section 1.7 of Annex 6a can be supplied in either combination of “1a and 2a” or “1b and 2b”. The Seller shall decide which combination will be delivered.

6.
Annex 7 of the Contract is hereby deleted in its entirety and replaced with Annex 7a. The Hub Cabinets #HCA000 listed on rows 1a and 1b of Section 1.8 of Annex 7a and the Pitch Motors listed on rows 2a and 2b of Section 1.8 of Annex 7a can be supplied in either combination of “1a and 2a” or “1b and 2b”. The Seller shall decide which combination will be delivered.

7.	All other terms and conditions of the contract shall continue unchanged and remain in full force and effect.

The Parties are signing this Amendment on the date stated in the introductory clause.

Inox Wind Ltd.        American Superconductor Corporation

BY: /s/ Rajeev Gupta         BY: /s/ John Kosiba

NAME: Rajeev Gupta         NAME: John Kosiba

TITLE: Director         TITLE: CFO

DATE: 3/14/2018         DATE: 3/7/18

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

Annex No. 6a

ID	Version			Converter
ECS-000006	GL2010	[**]	93/100/113m Rotor	AMSC

Created by: Wolfgang Srebotnig
Checked by: Markus Görzer
Pages: 3

1. Scope of Supply

1.7.
Electric Control System (hereinafter “ECS”) for GL2010 /93/100 & 113m rotor turbine versions with AMSC –converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1a	#4HCA000 Hub Cabinets	26117316	1 set
1 set consist of:
 - 1pcs 26117328 hub cabinet +4HCA100
 - 1pcs 26117329 hub cabinet +4HCA200
 - 1pcs 26117330 hub cabinet +4HCA300
each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

					#VALUE!
2a	Pitch Motors	10113715 Or 10140962	1 set	#VALUE!	-
1b	#4HCA000 Hub Cabinets	26118865	1 set
1 set consist of:
 - 1pcs 26118866 hub cabinet +4HCA100
 - 1pcs 26118867 hub cabinet +4HCA200
 - 1pcs 26118868 hub cabinet +4HCA300
each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug
					#VALUE!

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

2b	Pitch Motors	10140986 Or 10141381	1 set	#VALUE!	-
3	#VALUE!	26117334	1 off	fully assembled and tested cabinet. cabinet includes: - PLC IO’s with CAN Interface - lightning protection (acc. lightning protection system) - industrial connectors	#VALUE!
4	#VALUE!	26117818	1 off
1 fully assembled and tested cabinet.
cabinet includes:
-    auxiliary power supply
-    auxiliary control and protection
-    contactors and relays
-    PLC IO’s
-    control panel
-    YAW converter
-    lightning protection (acc. lightning protection system)
-    UPS power supply 24VDC with batteries
-    service switch and service plug
-    service box
-    connection terminals
					#VALUE!

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

5	#VALUE!	26117820	1 off
1 fully assembled and tested cabinet.
cabinets includes:
-    AMSC power module
(PM300xNW with pre charge unit)
-    PLC IO’s with CAN Interface
-    filter capacitors and resistors
-    crowbar unit
-    generator and line choke
-    contactors and relays
-    stator breaker
-    line contactor
-    air to water heat exchanger
-    water cooling distribution
-    total power measurement
-    lightning protection (acc. lightning protection system)
-    connection terminals
					#VALUE!
6	#VALUE!	26117822	1 off
1 fully assembled and tested cabinet.
cabinet includes:
-    auxiliary control and protection
-    contactors and relays
-    PLC IO’s and CPU
-    UPS power supply 24VDC with batteries
-    service switch
-    control panel
-    connection terminals
					#VALUE!
7	SCADA Package incl. wtDataCenter	26112620	1 off	#VALUE!	#VALUE!
8	Control Software	26112620	1 off	#NAME!	#VALUE!

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

Annex No. 7a

ID	Version			Converter
ECS-000007	GL2010	[**]	93/100/113m Rotor	AMSC

Created by: Wolfgang Srebotnig
Checked by: Markus Görzer
Pages: 3

1. Scope of Supply

1.8.
Electric Control System (hereinafter “ECS”) for GL2010 /93/100 & 113m rotor turbine versions with AMSC–converter system, [**] function and without Condition Monitoring System (CMS). Each set comprising of:

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
1a	#4HCA000 Hub Cabinets	26117316	1 set
1 set consist of:
 - 1pcs 26117328 hub cabinet +4HCA100
 - 1pcs 26117329 hub cabinet +4HCA200
 - 1pcs 26117330 hub cabinet +4HCA300
each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

					#VALUE!
2a	Pitch Motors	10113715 Or 10140962	1 set	#VALUE!	-
1b	#4HCA000 Hub Cabinets	26118865	1 set
1 set consist of:
 - 1pcs 26118866 hub cabinet +4HCA100
 - 1pcs 26118867 hub cabinet +4HCA200
 - 1pcs 26118868 hub cabinet +4HCA300
each hub cabinet includes pitch converter with IO’s, heater, service switch and service plug

					#VALUE!
2b	Pitch Motors	10140986 Or 10141381	1 set	#VALUE!	-

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
3	#VALUE!	26117334	1 off	1 fully assembled and tested cabinet. cabinet includes: - PLC IO’s with CAN Interface - lightning protection (acc. lightning protection system) - industrial connectors	#VALUE!
4	#VALUE!	26117818	1 off
1 fully assembled and tested cabinet.
cabinet includes:
-    auxiliary power supply
-    auxiliary control and protection
-    contactors and relays
-    PLC IO’s
-    control panel
-    YAW converter
-    lightning protection (acc. lightning protection system)
-    UPS power supply 24VDC with batteries
-    service switch and service plug
-    service box
-    connection terminals
					#VALUE!
5	#VALUE!	26117824	1 off
1 fully assembled and tested cabinet.
cabinets includes:
-    AMSC power module
(PM300xNW with precharge unit)
-    PLC IO’s with CAN Interface
-    filter capacitors and resistors
-    crowbar unit
-    generator and line choke
-    contactors and relays
-    stator breaker
-    grid contactor
-    air to water heat exchanger
-    water cooling distribution
-    total power measurement
-    lightning protection (acc. lightning protection system)
-    connection terminals
-    [**] package
					#VALUE!

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

Confidential Treatment Requested by
American Superconductor Corporation

#	ELECTRIC CONTROL SYSTEM	AMSC ID	units per WEC	Scope of supply	NOT scope of supply
6	#VALUE!	26117822	1 off
1 fully assembled and tested cabinet.
cabinet includes:
-    auxiliary control and protection
-    contactors and relays
-    PLC IO’s and CPU
-    UPS power supply 24VDC with batteries
-    service switch
-    control panel
-    connection terminals
					#VALUE!
7	SCADA Package incl. wtDataCenter	26112620	1 off	#VALUE!	#VALUE!
8	Control Software	26112620	1 off	#NAME!	#VALUE!

Confidential Portions of this Exhibit marked as [**] have been omitted pursuant to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.